RETIREMENT PLANS	12 Months Ended
Apr. 30, 2015
RETIREMENT PLANS [Abstract]
RETIREMENT PLANS

NOTE 14 • RETIREMENT PLANS

IRET sponsors a defined contribution 401(k) retirement plan.  There are three types of contributions to the plan: 401(k) Safe Harbor employer matching contributions; discretionary non-elective employer contributions; and employee deferrals or contributions. Participation in IRET’s defined contribution 401(k) plan is available to employees over the age of 21, except that collectively bargained employees, non-resident alien employees, and part-time/temporary/seasonal employees scheduled to work less than 1000 hours of service within the plan year are excluded from participation. Employees can contribute immediately upon hire; however, they are not eligible for the employer match until they have completed six months of service and worked at least 1,000 hours per calendar year.  Employees participating in the 401(k) plan may contribute up to maximum levels established by the IRS. Employer contributions to the plan are at the discretion of the Company’s management. Employees are eligible to receive discretionary employer contributions if they are over the age of 21, have completed 1,000 hours of service within the plan year, and are employed on the last day of the plan year. IRET currently expects to make discretionary employer contributions of not more than 3.5% of the eligible wages of each participating employee, and currently matches, dollar for dollar, employee contributions to the 401(k) plan in an amount equal to up to 4.0% of the eligible wages of each participating employee, for a total expected contribution of not more than 7.5% of the eligible wages of each participating employee. Discretionary employer contributions are subject to a vesting schedule; 401(k) matching contributions by IRET are fully vested when made. IRET’s contributions to these plans on behalf of employees totaled approximately $1.0 million, $1.1 million and $912,000 in fiscal years 2015, 2014 and 2013, respectively.